UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report
(Date of earliest event reported)
June 14, 2018

              REGAL BELOIT CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  200 State Street, Beloit, Wisconsin 53511
(Address of principal executive offices, including zip code)

  (608) 364-8800
(Registrant’s telephone number, including area code)

              REGAL BELOIT CORPORATION
(Former name or former address, if changed since last report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.        ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On June 14, 2018, the Board of Directors (the “Board”) of Regal Beloit Corporation (the “Company”) elected Terrence Hahn to serve on the Board, effective immediately, as a director with an initial term continuing until the 2019 annual meeting of shareholders.

In connection with Mr. Hahn’s election, the Board by resolution increased its size from ten directors to eleven directors, with Mr. Hahn’s election filling the resulting vacancy.

Mr. Hahn is employed by Honeywell International, Inc., serving in a transition role to support the spin of Honeywell’s Homes and Distribution businesses. From 2016 to 2017, Mr. Hahn was an executive officer of Honeywell, serving in the role of President and Chief Executive Officer of Honeywell’s Home and Building Technologies segment. Before assuming that role, he served with Honeywell as President & Chief Executive Officer, Transportation Systems since 2013 based in Switzerland, and Vice President & General Manager, Performance Materials & Technologies, Fluorine Products since 2007. Prior to joining Honeywell, Mr. Hahn served in key business, operation and technology leadership roles with Air Products & Chemicals, Inc. from 1988-2007 with positions based in Taiwan, Malaysia and Canada. Mr. Hahn holds an MBA from the Wharton School of the University of Pennsylvania and MEng and BS degrees in Materials Science & Engineering from Lehigh University.

The Board has determined that Mr. Hahn is independent under the listing standards of the New York Stock Exchange and the Company’s criteria for determining director independence. Mr. Hahn will not be named to any committees of the Board at this time.

As a non-employee director, Mr. Hahn will be compensated in accordance with the Company’s compensation policies for non-employee directors, which are as described in the Company’s proxy statement filed with the Securities and Exchange Commission.

There are no arrangements between Mr. Hahn and any other person pursuant to which Mr. Hahn was elected to serve as a director, nor are there any transactions in which the Company is a participant in which Mr. Hahn has a material interest requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

The Company’s press release issued on June 15, 2018 announcing Mr. Hahn’s election to the Board is filed herewith as Exhibit 99 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

EXHIBIT INDEX

Exhibit
Number

(99)	Press release of Regal Beloit Corporation dated June 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION

Date: June 15, 2018    By: /s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary